UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

ACREAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

450 LEXINGTON AVENUE, #3308

NEW YORK, NEW YORK, 10163, UNITED STATES

(Address of principal executive offices, including zip code)

(646) 600-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Acreage Holdings, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2020 (the “Original Filing”). On November 30, 2020, the Company filed interim financial statements for the three and nine month periods ended September 30, 2020 with the securities regulators in each Canadian jurisdiction in which is it is a reporting issuer on its SEDAR profile (the “Interim Financial Statements”) and related Management’s Discussion and Analysis relating thereto (the “MD&A”). The Original Filing included copies of the Interim Financial Statements and MD&A that were attached as Exhibit 99.1 and Exhibit 99.2 thereto. In connection with the preparation by the Company of its Form 10-Q for the quarterly period ended September 30, 2020, the Company determined that a contingent liability that had not been resolved at the time of filing the Initial Interim Financial Statements was subsequently determined and therefore has now been recognized within the Company’s financial results. This Amended Filing replaces the copies of the Interim Financial Statements and MD&A that were attached as Exhibit 99.1 and Exhibit 99.2 to the Original Filing.

Item 2.02	Results of Operations and Financial Conditions

On December 18, 2020, Acreage Holdings, Inc. (the “Company”) filed amended interim financial statements for the three and nine month periods ended September 30, 2020 with the securities regulators in each Canadian jurisdiction in which is it is a reporting issuer on its SEDAR profile (the “Amended Interim Financial Statements”) and related amended Management’s Discussion and Analysis relating thereto (the “Amended MD&A”). Copies of the Amended Interim Financial Statements and Amended MD&A are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Amended financial information for Acreage Holdings, Inc. for the three and nine months ended September 30, 2020, and related financial statement footnotes.
99.2	Management’s Discussion & Analysis of Acreage Holdings, Inc. relating to amended financial information for the three and nine months ended September 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

/s/ Glen Leibowitz
Date: December 23, 2020	Glen Leibowitz
Chief Financial Officer